EXHIBIT 99.2

MUNZEE, INC.

INDEX TO FINANCIAL STATEMENTS

Unaudited Condensed Financial Statements of Munzee, Inc.

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MUNZEE, INC.

CONDENSED BALANCE SHEETS

	September 30, 2017	December 31, 2016
	(Unaudited)
ASSETS
Current assets:
Cash	$189,582	$193,892
Accounts receivable	3,469	-
Prepaid expenses	46,626	44,767
Total current assets	239,677	238,659

Property and equipment, net	8,391	106,319

Other assets - deposits	15,000	-

Total assets	$263,068	$344,978

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,987	$30,843
Accrued expenses	43,025	17,805
Current portion of long-term debt	-	72,112
Total current liabilities	46,012	120,760

Long-term liabilities:
Notes payable	-	23,995

Total liabilities	46,012	144,755

Commitments and contingencies

Stockholders’ equity:
Common stock; $0.00001 par value, 10,000,000 shares authorized, 6,420,000 and 6,720,000 shares issued and outstanding, respectively	64	67
Additional paid-in capital	5,112	109
Stock subscription receivable	(5,000)	-
Retained earnings	216,880	200,047
Total stockholders’ equity	217,056	200,223

Total liabilities and stockholders’ equity	$263,068	$344,978

The accompanying notes are an integral part of the condensed financial statements

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MUNZEE, INC.

CONDENSED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Nine Months Ended September 30,
	2017	2016

Revenues	$1,740,782	$1,700,544

Operating costs and expenses:
Cost of sales	405,959	785,733
Selling, general and administrative expenses	1,258,249	1,019,159

Total operating costs and expenses	1,664,208	1,804,892

Income (loss) from operations	76,574	(104,348)

Other expense:
Interest expense, net	(4,870)	(1,890)
Loss on disposition of property and equipment	(46,230)	-

Total other expense	(51,100)	(1,890)

Income (loss) before income taxes	25,474	(106,238)
Provision for income taxes	(8,641)	-

Net income (loss)	$16,833	$(106,238)

Weighted average number of common shares outstanding – basic and diluted	6,076,044	6,720,000

Income (loss) per common share – basic and diluted	$0.00	$(0.01)

The accompanying notes are an integral part of the condensed financial statements

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MUNZEE, INC.

CONDENSED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine Months Ended September 30,
	2017	2016
Cash flows from operating activities:
Net income (loss)	$16,833	$(106,238)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expense	12,447	26,589
Loss on disposition of property and equipment	46,230	-
Changes in operating assets and liabilities:
Accounts receivable	(3,469)	-
Prepaid expenses	(1,859)	(10,000)
Deposits	(15,000)	-
Accounts payable	(27,856)	7,525
Accrued expenses	25,220	81,334

Net cash provided (used) by operating activities:	52,546	(790)

Cash flows from investing activities:
Proceeds from sale of property and equipment	39,251	-
Purchase of property and equipment	-	(25,825)

Net cash provided (used) by investing activities	39,251	(25,825)

Cash flows from financing activities:
Repayment of notes payable	(96,107)	(8,091)

Net cash used by financing activities	(96,107)	(8,091)

Net decrease in cash	(4,310)	(34,706)
Cash at the beginning of the period	193,892	124,321

Cash at the end of the period	$189,582	$89,615

Supplemental disclosure:
Cash paid for income taxes	$10,000	$10,000
Cash paid for interest	$4,870	$1,890
Non-cash investing and financing activities:
Common stock cancelled	$(8)	$-
Common stock issued for stock subscription receivable	$5,000	$-

The accompanying notes are an integral part of the condensed financial statements

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MUNZEE, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

Nine Months Ended September 30, 2017 and 2016

(UNAUDITED)

NOTE 1 – THE COMPANY AND NATURE OF BUSINESS

Munzee, Inc. (the “Company” or “Munzee”) was incorporated in the state of Delaware on November 18, 2011. Munzee provides a social platform that blends gamification, geolocation and marketing elements into an experience that rewards players for going places in the physical world. Utilizing QR code and GPS technology, Munzee is able to validate a person’s location and provide them points to level up in the various Munzee mobile applications. The Munzee suite of applications includes Munzee, its flagship product, Eventzee, a photo scavenger hunt useful for corporate training and trade shows, and WallaBee, an addictive collecting game with over 2,000 beautifully drawn digital cards.

In 2014, the Company opened a retail store called The Marketplace which was located in the same building as the company’s offices on 111 East Virginia Street, McKinney, Texas. A variety of items were sold in this store such as snacks, beverages and goods produced by local area businesses. The Marketplace also serve as a location where Munzee players could scan unique QR codes and receive special virtual badges. In March of 2017, the Company closed the Marketplace retail store in order to focus more attention on the core business, namely location based mobile gaming software. Revenue and expenses from the Marketplace store is included in the 2015 and 2016 financial reports.

On July 26, 2017, Munzee entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Freeze Tag, Inc., a Delaware corporation (“Freeze Tag”), a public company engaged in the creation of mobile social games. The Merger Agreement closed in October 2017 – see Note 8.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and in accordance with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, the condensed financial statements contain all material adjustments, consisting only of normal recurring adjustments necessary to present fairly the financial condition, results of operations, and cash flows of the Company for the interim periods presented.

The results for the period ended September 30, 2017 are not necessarily indicative of the results of operations for the full year.

Revenue Recognition

The Company’s revenues are derived primarily by licensing software products in the form of mobile games for smartphone and tablet platforms. The Company recognizes revenue from the sale of its products in accordance with current accounting standards upon the transfer of title and risk of loss to its customers, and once any performance obligations have been completed. Revenue from product sales is recorded net of processing costs.

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Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents. The Company places its cash and cash equivalents with large commercial banks. The Federal Deposit Insurance Corporation (“FDIC”) insures these balances, up to $250,000. All of the Company’s cash balances at September 30, 2017 and December 31, 2016 were insured. At September 30, 2017 and December 31, 2016 there were no cash equivalents.

Property and Equipment

Property and equipment is stated at cost and is depreciated or amortized using the straight-line method over the estimated useful life of the related asset as follows:

Computer equipment	5 years
Office furniture and equipment	7 years
Automobiles	5 years
Leasehold improvements	15 years

Maintenance and repairs are charged to expense as incurred. Significant renewals and betterments will be capitalized. At the time of retirement or other disposition of equipment, the cost and accumulated depreciation will be removed from the accounts and the resulting gain or loss, if any, will be reflected in operations.

The Company will assess the recoverability of property and equipment by determining whether the depreciation and amortization of these assets over their remaining life can be recovered through projected undiscounted future cash flows. The amount of equipment impairment, if any, will be measured based on fair value and is charged to operations in the period in which such impairment is determined by management.

Concentrations of Credit Risk, Major Customers and Major Vendors

The Company’s customers are the end-consumers that purchase its games from the websites where the Company has its games listed for sale. Therefore, the Company does not have any individual customers that represent any more than a fraction of its revenue.

Income Taxes

We account for income taxes using Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740, Income Taxes. Under ASC Topic 740, income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC Topic 740 includes accounting guidance which clarifies the accounting for the uncertainty in recognizing income taxes in an organization by providing detailed guidance for financial statement recognition, measurement and disclosure involving uncertain tax positions. This guidance requires an uncertain tax position to meet a more-likely-than-not recognition threshold at the effective date to be recognized both upon the adoption of the related guidance and in subsequent periods.

The Company has no uncertain tax positions at any of the dates presented.

Foreign Currency Translation

The Company derives a portion of its revenue from foreign countries, but customers pay in U.S. Dollars. Therefore, no adjustments are required in the accompanying financial statements for foreign currency transactions.

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Fair Value of Financial Instruments

In accordance with current accounting standards, certain assets and liabilities must be measured at fair value. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The standard outlines a valuation framework and creates a fair value hierarchy in order to increase the consistency and comparability of fair value measurements and the related disclosures. ASC 820 requires that certain assets and liabilities must be measured at fair value, and the standard details the disclosures that are required for items measured at fair value. The Company had no assets and liabilities required to be measured on a recurring basis at September 30, 2017 and December 31, 2016.

Cash, accounts receivable, prepaid expenses, accounts payable, accrued compensation and notes payable reported on the Company’s balance sheets are estimated by management to approximate fair market value due to their short-term nature.

Use of Estimates

The preparation of financial statements and related disclosures in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Company’s management to make judgments, assumptions and estimates that affect the amounts reported in its financial statements and accompanying notes. Management bases its estimates on historical experience and on various other assumptions it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results may differ from these estimates and these differences may be material.

Research and Development Costs

The Company charges costs related to research and development of products to selling, general and administrative expense as incurred. The types of costs included in research and development expenses include research materials, salaries, contractor fees, and support materials.

Recent Accounting Pronouncements

In July 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-11, “Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480) and Derivatives and Hedging (Topic 815): I. Accounting for Certain Financial Instruments with Down Round Features; II. Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Non-controlling Interests with a Scope Exception.” Part I of this update addresses the complexity of accounting for certain financial instruments with down round features. Down round features are features of certain equity-linked instruments (or embedded features) that result in the strike price being reduced on the basis of the pricing of future equity offerings. Current accounting guidance creates cost and complexity for entities that issue financial instruments (such as warrants and convertible instruments) with down round features that require fair value measurement of the entire instrument or conversion option. Part II of this update addresses the difficulty of navigating Topic 480, “Distinguishing Liabilities from Equity,” because of the existence of extensive pending content in the FASB Accounting Standards Codification. This pending content is the result of the indefinite deferral of accounting requirements about mandatorily redeemable financial instruments of certain nonpublic entities and certain mandatorily redeemable non-controlling interests. The amendments in Part II of this update do not have an accounting effect. This ASU is effective for fiscal years, and interim periods within those years, beginning after December 15, 2018. The Company is currently unable to determine the impact on its consolidated financial statements of the adoption of this new accounting pronouncement.

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In January 2017, the FASB issued Accounting Standards Update (“ASU”) No. 2017-4, “Intangibles – Goodwill and Other (Topic 350): “Simplifying the Test for Goodwill Impairment.” This update simplifies how an entity is required to test goodwill for impairment by eliminating Step 2 from the goodwill impairment test. Step 2 measures a goodwill impairment loss by comparing the implied fair value of a reporting unit’s goodwill with the carrying amount of that goodwill. Instead, under the amendments in this update, an entity should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. An entity should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value. An entity should apply the amendments in this update on a prospective basis. An entity is required to disclose the nature of and reason for the change in accounting principle upon transition. That disclosure should be provided in the first annual period and in the interim period within the first annual period when the entity initially adopts the amendments in this update. A public business entity that is an SEC filer should adopt the amendments in this Update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. The Company is currently unable to determine the impact on its financial statements of the adoption of this new accounting pronouncement.

In January 2017, the FASB issued ASU No. 2017-1, “Business Combinations (Topic 805): Clarifying the Definition of a Business.” The amendments in this update clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The amendments of this ASU are effective for public business entities for annual periods beginning after December 15, 2018, and interim periods within annual periods beginning after December 15, 2019. The amendments in this Update are to be applied prospectively on or after the effective date. The Company is currently unable to determine the impact on its financial statements of the adoption of this new accounting pronouncement.

Although there are several other new accounting pronouncements issued or proposed by the FASB, which the Company has adopted or will adopt, as applicable, the Company does not believe any of these accounting pronouncements has had or will have a material impact on its financial position or results of operations.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at September 30, 2017:

Automobiles	$20,549
Less accumulated depreciation and amortization	(12,158)

Net	$8,391

Depreciation and amortization expense was $12,447 and $26,589 for the nine months ended September 30, 2017 and 2016, respectively.

During the nine months ended September 30, 2017, the Company sold or disposed of all property and equipment with the exception of one vehicle, receiving total proceeds of $39,251 and resulting in a loss on disposition of property and equipment of $46,230.

NOTE 4 – DEBT

During the nine months ended September 30, 2017, the Company repaid in full three installment loans and its bank line of credit with total principal of $96,107.

NOTE 5 – STOCKHOLDERS’ DEFICIT

The Company is authorized to issue one class of shares to be designated as common shares. The total number of shares of common stock the Company has authority to issue is 10,000,000, with par value of $0.00001 per share.

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On January 12, 2017, the Company cancelled 800,000 shares of its common stock, reducing common stock by the par value of $8 and increasing additional paid-in capital by $8.

On July 26, 2017, the Company issued 500,000 shares of its common stock for stock subscription receivable of $5,000.

The Company had 6,420,000 and 6,720,000 shares of its common stock issued and outstanding as of September 30, 2017 and December 31, 2016, respectively.

NOTE 6 – INCOME PER COMMON SHARE

The computation of basic income (loss) per common share is based on the weighted average number of shares outstanding during the period. The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the period plus the weighted average common stock equivalents which would arise from the exercise of stock options, warrants and rights during the period.

For the nine months ended September 30, 2017 and 2016, the diluted weighted average number of shares is the same as the basic weighted average number of shares as the Company does not have any common stock equivalents.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

Leases

Effective April 1, 2017, the Company entered into a three-year operating lease for its office facilities. Monthly base rental payments are as follows: April 1, 2017 to March 31, 2018 - $15,000; April 1, 2018 to March 31, 2019 - $17,500 and April 1, 2019 – March 31, 2020 - $18,500. In addition to the base rent, the Company will pay its allocated portion of common area maintenance expenses and certain utilities. A deposit of $15,000 was required at the beginning of the lease.

The Company or Company employees or contractors own all of the computer and office equipment that is used in the course of business. We do not have any lease agreements for any office equipment.

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated subsequent events according to the requirements of ASC TOPIC 855, and has reported the following:

Merger

On October 18, 2017, we closed the merger transaction (the ”Merger”) that was the subject of that certain Merger Agreement with Freeze Tag, Inc. dated July 26, 2017. At closing, in accordance with the Merger Agreement, Munzee merged with and into Freeze Tag, with Freeze Tag being the surviving corporation. At the closing, Freeze Tag issued the current owners of all of Munzee’s outstanding common stock 4,355,000 shares of Freeze Tag Series C Convertible Preferred Stock. Each share of the Series C Convertible Preferred Stock is convertible into 50 shares of Freeze Tag common stock. The Merger will be accounted for as a reverse merger transaction, with Munzee as the accounting acquirer.

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